UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2015

AMERICAN AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(817) 963-1234

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 24, 2015, American Airlines, Inc. (the “Company” or “American”) and Wilmington Trust Company, as trustee under certain pass through trusts newly formed by the Company (the “Trustee”) and as subordination agent, entered into a Note Purchase Agreement (the “Note Purchase Agreement”). The Note Purchase Agreement, subject to certain terms and conditions, provided for the issuance on September 24, 2015 by American of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $1,061,768,000 to be secured by (a) three Airbus A319-112 aircraft delivered new to American from April 2015 to June 2015, (b) nine Airbus A321-231 aircraft delivered new to American from April 2015 to August 2015, (c) three Boeing 737-823 aircraft delivered new to American from March 2015 to June 2015, (d) one Boeing 777-323ER aircraft delivered new to American in February 2015 and (e) five Boeing 787-8 aircraft delivered new to American from February 2015 to August 2015 (each, an “Aircraft” and, collectively, the “Aircraft”). Pursuant to the Note Purchase Agreement, on September 24, 2015, the Trustee entered into a Participation Agreement substantially in the form of the form of Participation Agreement (“Form of Participation Agreement”) attached as an exhibit to the Note Purchase Agreement and purchased the Equipment Notes issued under an Indenture and Security Agreement substantially in the form of the form of Indenture and Security Agreement (“Form of Indenture”) attached as an exhibit to the Note Purchase Agreement (each, an “Indenture” and collectively, the “Indentures”) entered into by American and Wilmington Trust Company, as loan trustee (the “Loan Trustee”), with respect to each Aircraft.

Equipment Notes were issued under each Indenture in three series: Series AA, bearing interest at the rate of 3.60% per annum, Series A, bearing interest at the rate of 4.00% per annum, and Series B, bearing interest at the rate of 4.40% per annum, in the aggregate principal amount equal to $583,226,000, in the case of Series AA Equipment Notes, $239,271,000, in the case of Series A Equipment Notes, and $239,271,000, in the case of Series B Equipment Notes. The Equipment Notes were purchased by the Trustee, using the proceeds from the sale of American Airlines Pass Through Certificates, Series 2015-2AA, American Airlines Pass Through Certificates, Series 2015-2A, and American Airlines Pass Through Certificates, Series 2015-2B (collectively, the “Certificates” and each series of the Certificates, a “Class”).

The interest on the Equipment Notes is payable semiannually on March 22 and September 22 of each year, commencing on March 22, 2016. The principal payments on the Equipment Notes are scheduled for payment on March 22 and September 22 of each year, commencing on September 22, 2016. Final payments with respect to the Series AA and the Series A Equipment Notes are due on September 22, 2027 and final payments with respect to the Series B Equipment Notes are due on September 22, 2023. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by American (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving American. The Equipment Notes issued with respect to each Aircraft are secured by a lien on such Aircraft and also are cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under American’s shelf registration statement on Form S-3 (File No. 333-194685-01), (the “Registration Statement”). The Certificates were sold pursuant to the Underwriting Agreement, dated as of September 10, 2015, between American and Morgan Stanley & Co. LLC, as representative of the underwriters named therein (the “Underwriters”). The foregoing description of the Note Purchase Agreement and the other agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of such agreements and instruments entered into by American with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in American’s final Prospectus Supplement, dated September 10, 2015 (the “Prospectus Supplement”), to the Prospectus, dated March 19, 2014, filed with the Securities and Exchange Commission on September 14, 2014 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference and is qualified in its entirety by reference to the relevant exhibit filed herewith.

This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 2.03	Creation of Direct Financial Obligation.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index attached to this Current Report is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement. The Registration Statement and the Prospectus Supplement to the Prospectus, dated March 19, 2014, relate to the offering of the Class AA, Class A and Class B Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: September 24, 2015	By:	/s/ Kenneth W. Wimberly, Jr.
Kenneth W. Wimberly, Jr.
Vice President, Deputy General Counsel and Assistant Corporate Secretary

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement, dated as of September 10, 2015, between American Airlines, Inc. and Morgan Stanley & Co. LLC, as the representative of the underwriters named therein (incorporated by reference to Exhibit 1.1 to American Airlines, Inc.’s Current Report on Form 8-K filed on September 10, 2015 (Commission File No. 001-02691))

4.1	Pass Through Trust Agreement, dated as of September 16, 2014, between American Airlines, Inc. and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 to American Airlines, Inc.’s Current Report on Form 8-K filed on September 17, 2014 (Commission File No. 001-02691))

4.2	Trust Supplement No. 2015-2AA, dated as of September 24, 2015, between American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of September 16, 2014

4.3	Trust Supplement No. 2015-2A, dated as of September 24, 2015, between American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of September 16, 2014

4.4	Trust Supplement No. 2015-2B, dated as of September 24, 2015, between American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of September 16, 2014

4.5	Intercreditor Agreement (2015-2), dated as of September 24, 2015, among Wilmington Trust Company, as Trustee of the American Airlines Pass Through Trust 2015-2AA, as Trustee of the American Airlines Pass Through Trust 2015-2A and as Trustee of the American Airlines Pass Through Trust 2015-2B, Commonwealth Bank of Australia, New York Branch, as Class AA Liquidity Provider, Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and Wilmington Trust Company, as Subordination Agent

4.6	Note Purchase Agreement, dated as of September 24, 2015, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements and Wilmington Trust Company, as Subordination Agent

4.7	Form of Participation Agreement (Participation Agreement among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein) (included in Exhibit B to Exhibit 4.6)

4.8	Form of Indenture and Security Agreement (Indenture and Security Agreement between American Airlines, Inc., and Wilmington Trust Company, as Loan Trustee) (included in Exhibit C to Exhibit 4.6)

4.9	Form of Pass Through Trust Certificate, Series 2015-2AA (included in Exhibit A to Exhibit 4.2)

4.10	Form of Pass Through Trust Certificate, Series 2015-2A (included in Exhibit A to Exhibit 4.3)

4.11	Form of Pass Through Trust Certificate, Series 2015-2B (included in Exhibit A to Exhibit 4.4)

4.12	Revolving Credit Agreement (2015-2AA), dated as of September 24, 2015, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the trustee of the American Airlines Pass Through Trust 2015-2AA, as Borrower, and Commonwealth Bank of Australia, New York Branch, as Liquidity Provider

4.13	Revolving Credit Agreement (2015-2A), dated as of September 24, 2015, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the trustee of the American Airlines Pass Through Trust 2015-2A, as Borrower, and Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Liquidity Provider

4.14	Revolving Credit Agreement (2015-2B), dated as of September 24, 2015, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the trustee of the American Airlines Pass Through Trust 2015-2B, as Borrower, and Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Liquidity Provider

5.1	Opinion of Latham & Watkins LLP, special counsel to American Airlines, Inc.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)